Inspire Fidelis Multi Factor ETF
FDLS
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
October 28, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Fidelis Multi Factor ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the WI Fidelis Multi-Cap, Multi-Factor Index (the “Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.40%
Total Annual Fund Operating Expenses	0.85%
(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has had no turnover as it first commenced operations on the date of this prospectus.

Principal Investment Strategies: The Fund generally invests at least 80% of its total assets in securities that meet the following criteria (the “Multi Factor” criteria) that are the components of the Index in an attempt to track the Index.

The universe of eligible index components consists of common stocks that meet the following “Multi-Factor” criteria :

•	have an Inspire Impact Score that is positive (i.e., greater than or equal to zero).
•	are listed on a major US stock exchange, including American Depositary Receipts (“ADRs”);
•	have market capitalization of $250 million or greater;
•	are in the top 60% of stocks for combined value, growth and momentum factors (as described below);
•	are not in the bottom 20% of stocks for value, growth or momentum factors individually;
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•	are not limited partnerships;
•	are not companies based in China; and
•	are not a manufacturer of military weapons or a medical facility providing access to abortion services.

The Inspire Impact Score® is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact the issuing company has on its customers, communities, workforce and the world. The Inspire Impact Score® methodology removes from the investment universe the securities of any company that has any degree of participation in the following activities or products that do not align with biblical values, which removes them from the eligible investment universe of securities of potential Fund investments. Software is used that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores® to a company. Inspire Investing, LLC, the Fund’s investment adviser (the “Adviser”), selects domestic equity securities, including ADRs, from a global universe of publicly traded equity securities of companies with a market capitalization of $250 million or greater which have an Inspire Impact Score® of zero or higher. A score of zero is assigned to companies where no information is available about their participation in the following activities or products:

•	Abortifacients - Company produces abortifacient drugs. This category includes all pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed.
•	Abortion Philanthropy - Corporate guided philanthropy to organizations that advocate for or provide abortions (excludes employee matching programs.)
•	Abortion Legislation - Corporate sponsored political, legal or other activism that advocates for or provides abortions.
•	Abortion Procedures - Company offers abortion procedures as a service.
•	Alcohol - Company produces or specifically distributes alcoholic beverages.
•	Cannabis Retail THC – Company produces or distributes retail cannabis products containing THC, which is the psychoactive component of cannabis.
•	Cannabis Cultivation/Processing – Company cultivates or processes cannabis for retail or wholesale distribution.
•	Embryonic Stem Cell Research — Company is engaged directly or indirectly in embryonic stem cell research. This category includes companies which perform research on or produce products using embryonic stem cells, companies which provide embryonic stem cells, companies which provide embryonic stem cells to other entities and companies which utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Gambling - Company generates revenue from gambling. This category includes the operation of casinos or other gambling facilities, as well as manufacturing gambling machinery and or other gambling specific equipment.
•	Human Rights – Company has exploitative labor practices, working conditions or partnerships with exploitative supply partners, including unjust governmental entities and regimes.
•	In Vitro Fertilization—Company offers In Vitro Fertilization services or manufactures equipment to aid in procedures.
•	LGBT Legislation - Corporate sponsored legal, political or other activism that advocates for the promotion and acceptance of the LGBT lifestyle.
•	LGBT Philanthropy - Corporate guided philanthropy to organizations that advocate for the promotion and acceptance of the LGBT lifestyle (excludes employee match programs).
•	LGBT Promotion – Company provides products or services designed specifically for the promotion and acceptance of the LGBT lifestyle, or otherwise uses corporate influence for the promotion and acceptance of the LGBT lifestyle.
•	Pornography - Company produces or distributes pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
•	State Owned Enterprise — Company is owned and controlled by a Nation State or government that is a known human rights violator, including situations where the State has veto power, or a “golden share” is owned by the State or State controlled agency.
•	Tobacco - Company derives revenue from growing, manufacture or distribution of tobacco products.
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The methodology then assigns a positive score based on the company’s track record of acting in alignment with biblical values across the following categories:

•	Access & Affordability: The category addresses a company’s ability to ensure broad access to its products and services, specifically in the context of underserved markets and/or population groups. It includes the management of issues related to universal needs, such as the accessibility and affordability of health care, financial services, utilities, education, and telecommunications.
•	Air Quality: The category addresses a company’s management of air quality impacts resulting from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes). Relevant airborne pollutants include, but are not limited to, oxides of nitrogen, oxides of sulfur, volatile organic compounds, heavy metals, particulate matter, and chlorofluorocarbons. The category does not include the management of greenhouse gas emissions, which are addressed in a separate category.
•	Business Ethics: The category addresses a company’s approach to managing risks and opportunities surrounding the ethical conduct of business, including fraud, corruption, bribery and facilitation payments, fiduciary responsibilities, and other business conduct that may have an ethical component. This includes sensitivity to business norms and standards as they shift over time, jurisdiction, and culture without compromising biblical values. It addresses the company’s ability to provide services that satisfy the highest professional and ethical standards of the industry, which means to avoid conflicts of interest, misrepresentation, bias, and negligence through training employees adequately and implementing policies and procedures to ensure employees provide services free from bias and error.
•	Business Model Resilience: The category addresses a company’s capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into its long-term business model planning without compromising biblical values. This includes responsiveness to the transition to a low-carbon and climate-constrained economy, as well as growth and creation of new markets among unserved and underserved socio-economic populations. The category identifies industries in which evolving environmental and social realities may challenge companies to fundamentally adapt or may put their business models at risk.
•	Competitive Behavior: The category covers social issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies. It addresses a company’s management of issues related to bargaining power, collusion, price fixing or manipulation, protection of patents and intellectual property, and other anti-competitive practices.
•	Critical Incident Risk Management: The category addresses the company’s use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of accidents and emergencies with significant potential environmental and social conseqeuences. It relates to the culture of safety at a company, its relevant safety management systems and technological controls, the potential human, environmental, and social implications of such events occurring, and the long-term effects to an organization, its workers, and society should these events occur.
•	Customer Privacy: The category addresses management of risks related to the use of personally identifiable information and other customer or user data for secondary purposes including. but not limited to. marketing through affiliates and non-affiliates. The scope of the category includes social issues that may arise from a company’s approach to collecting data, obtaining consent (e.g., opt-in policies), managing user and customer expectations regarding how their data is used, and managing evolving regulation. It excludes social issues arising from cybersecurity risks, which are covered in Data Security.
•	Customer Welfare: The category addresses customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances. The category addresses the company’s ability to provide consumers with manufactured products and services that are aligned with societal expectations. It does not include issues directly related to quality and safety malfunctions of manufactured products and services, but instead addresses qualities inherent to the design and delivery of products and services where customer welfare may be in question. The scope of the category also captures companies’ ability to prevent counterfeit products.
•	Data Security: The category addresses management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data. It includes social issues that may arise from incidents such as data breaches in which personally identifiable information and other user or customer data may be exposed. It addresses a company’s strategy, policies, and practices related to IT infrastructure, staff training, record keeping, cooperation with law enforcement, and other mechanisms used to ensure security of customer or user data.
•	Ecological Impacts: The category addresses management of the company’s impacts on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting. The impacts include, but are not limited to, biodiversity loss, habitat destruction, and deforestation at all stages, planning, land acquisition, permitting, development, operations, and site remediation. The category does not cover impacts of climate change on ecosystems and biodiversity.

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•	Employee Engagement, Diversity & Inclusion: The category addresses a company’s ability to ensure that its culture and hiring and promotion practices embrace the building of a diverse and inclusive workforce that reflects the makeup of local talent pools and its customer base in alignment with biblical values. It addresses the issues of discriminatory practices on the basis of race, gender, ethnicity, religion, and other factors.
•	Employee Health & Safety: The category addresses a company’s ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute). It is traditionally accomplished through implementing safety management plans, developing training requirements for employees and contractors, and conducting regular audits of their own practices as well as those of their subcontractors. The category further captures how companies ensure physical and mental health of workforce through technology, training, corporate culture, regulatory compliance, monitoring and testing, and personal protective equipment.
•	Energy Management: The category addresses environmental impacts associated with energy consumption. It addresses the company’s management of energy in manufacturing and/or for provision of products and services derived from utility providers (grid energy) not owned or controlled by the company. More specifically, it includes management of energy efficiency and intensity, energy mix, as well as grid reliance. Upstream (e.g., suppliers) and downstream (e.g., product use) energy use is not included in the scope.
•	GHG Emissions: The category addresses direct greenhouse gas (GHG) emissions that a company generates through its operations. This includes GHG emissions from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes), whether a result of combustion of fuel or non-combusted direct releases during activities such as natural resource extraction, power generation, land use, or biogenic processes. The category further includes management of regulatory risks, environmental compliance, and reputational risks and opportunities, as they related to direct GHG emissions. The seven GHGs covered under the Kyoto Protocol are included within the category are carbon dioxide, methane, nitrous oxide, hydrofluorocarbons, perfluorocarbons, sulfur hexafluoride, and nitrogen trifluoride.
•	Human Rights & Community Relations: The category addresses management of the relationship between businesses and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights and the treatment of indigenous peoples. More specifically, such management may cover socio-economic community impacts, community engagement, cultivation of local workforces, impact on local businesses, license to operate, and environmental/social impact assessments. The category does not include environmental impacts such as air pollution or waste which, although they may impact the health and safety of members of local communities, are addressed in separate categories.
•	Labor Practices: The category addresses the company’s ability to uphold commonly accepted labor standards in the workplace, including compliance with labor laws and internationally accepted norms and standards. This includes, but is not limited to, ensuring basic human rights related to child labor, forced or bonded labor, exploitative labor, fair wages and overtime pay, and other basic workers’ rights. It also includes minimum wage policies and provision of benefits, which may influence how a workforce is attracted, retained, and motivated. The category further addresses a company’s relationship with organized labor and freedom of association.
•	Management of the Legal & Regulatory Environment: The category addresses a company’s approach to engaging with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts. The category addresses a company’s level of reliance upon regulatory policy or monetary incentives (such as subsidies and taxes), actions to influence industry policy (such as through lobbying), overall reliance on a favorable regulatory environment for business competitiveness, and ability to comply with relevant regulations. It may relate to the alignment of management and investor views of regulatory engagement and compliance at large.
•	Materials Sourcing & Efficiency: The category addresses issues related to the resilience of materials supply chains to environmental and social factors. It captures the impacts of such external factors on operational activity of suppliers, which can further affect availability and pricing of key resources. It addresses a company’s ability to manage these risks through product design, manufacturing, and end-of-life management, such as by using of recycled and renewable materials, reducing the use of key materials (dematerialization), maximizing resource efficiency in manufacturing, and making R&D investments in substitute materials. Additionally, companies can manage these issues by screening, selection, monitoring, and engagement with suppliers to ensure their resilience to external risks. It does not address issues associated with environmental and social impacts of individual suppliers’ operational activities, which is covered in Supply Chain Management.
•	Product Design & Lifecycle Management: The category addresses incorporation of sustainability considerations in characteristics of products and services provided or sold by the company. It includes, but is not limited to, managing the lifecycle impacts of products and services, such as those related to packaging, distribution and other environmental and social impacts they may have during their use-phase or at the end of life. The category captures a company’s ability to address customer and societal demand for more sustainable products and services as well as to meet evolving environmental and social regulation. It does not address direct environmental or social impacts of the company’s operations nor does it address health and safety risks to consumers from product use, which are covered in other categories.

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•	Product Quality & Safety: The category addresses issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users. It addresses a company’s ability to offer manufactured products and/or services that meet customer expectations with respect to their health and safety characteristics. It includes, but is not limited to, issues involving liability, management of recalls and market withdrawals, product testing, and chemicals/content/ingredient management in products.
•	Selling Practices & Product Labeling: The category addresses social issues that may arise from a failure to manage the transparency, accuracy, and comprehensibility of marketing statements, advertising, and labeling of products and services. It includes, but is not limited to, advertising standards and regulations, ethical and responsible marketing practices, misleading or deceptive labeling, as well as discriminatory or predatory selling and lending practices. This may include deceptive or aggressive selling practices in which incentive structures for employees could encourage the sale of products or services that are not in the best interest of customers or clients.
•	Supply Chain Management: The category addresses management of sustainability risks within a company’s supply chain. It addresses issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, and ethics and corruption. Management may involve screening, selection, monitoring, and engagement with suppliers on their environmental and social impacts. The category does not address the impacts of external factors, such as climate change and other environmental and social factors, on suppliers, operations and/or on the availability and pricing of key resources, which is covered in a separate category.
•	Systemic Risk Management: The category addresses the company’s contributions to or management of systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend. This includes financial systems, natural resource systems, and technological systems. It addresses the mechanisms a company has in place to reduce its contributions to systemic risks and to improve safeguards that may mitigate the impacts of systemic failure. For financial institutions, the category also captures the company’s ability to absorb shocks arising from financial and economic stress and meet stricter regulatory requirements related to the complexity and interconnectedness of companies in the industry.
•	Waste & Hazardous Materials Management: The category addresses environmental issues associated with hazardous and non-hazardous waste generated by companies. It addresses a company’s management of solid wastes in manufacturing, agriculture, and other industrial processes. It covers treatment, handling, storage, disposal, and regulatory compliance. The category does not cover emissions to air or wastewater nor does it cover waste from products at the end of their lifecycle, which are addressed in separate categories.
•	Water & Wastewater Management: The category addresses a company’s water consumption, wastewater generation, and other operational impacts on water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources. More specifically, it addresses management strategies including, but not limited to, water efficiency, rate of consumption, and recycling. Lastly, the category also addresses management of wastewater treatment and discharge, including groundwater and aquifer pollution.

After selecting the index universe, Wallick Investments, LLC (the “Index Provider”) uses a proprietary ranking system to provide each common stock with an overall Fidelis Multi-Factor Score (“Fidelis Multi-Factor Score”). The Index Provider’s Fidelis Multi-Factor Score ranks securities based on their exposure to traditional factors: quality, value and momentum. Quality also includes a Christian values component and the value factor includes a dividend and low volatility component. Quality refers to a company’s profitability, financial health and potential for economic growth. Value refers to a company’s dividend yield, price to sale ratio, price to earnings ratio, price to book value, price to cash flow ratio and volatility in relation to the market. Momentum refers to whether a company is showing an upward price trend.

The Index is composed of 100 constituents. The Index Provider selects the 40 companies with the highest Fidelis Multi-Factor Score for the Index. The Index Provider then chooses the remaining 60 constituents of the Index by adding the companies from each sector with the highest Fidelis Multi-Factor Score in accordance with the Index’s target sector weightings. The Index is weighted to permit significant exposure, up to 27% in the information technology sector. If necessary, due to restrictions that may eliminate a company in the top 40, the Index Provider will select the next highest scoring stocks until a total of 40 have been selected. Next, the Index Provider selects the highest-ranking stocks within each sector, to complete the needed weightings. The process is repeated for each sector. The Index Provider then assigns each of the final 100 Index constituents an equal weight of 1%. If the resulting Index has weightings to international stocks greater than 35%, the Index Provider makes an adjustment to keep the weighting at or below 35%. When a common stock within the Index is no longer available due to a corporate action or its Inspire Impact Score drops below zero, the stock will be replaced.

The Index is reconstituted and rebalanced on a quarterly basis. Deletions from the Index may be made at any time due to changes in business, mergers, acquisitions, bankruptcies, suspensions, de-listings and spin-offs. The Index is unmanaged and cannot be invested in directly. Weightings will be changed between rebalances based on market movements.

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The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Adviser generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Adviser may utilize a representative sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable index. The Fund will not concentrate in any particular industry.

The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index. The Index is calculated by Solactive AG, which is not affiliated with the Fund or the Adviser.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk. Securities in the Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk. The Fund invests its assets in securities with an Inspire Impact Score® of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score®. The Fund uses data provided by third parties in assessing an Inspire Impact Score®. The amount and accuracy of publicly available data varies from company to company

Depositary Receipt Risk. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).
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ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying market value.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
o	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Company Risk.  The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

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Mid- and Small-Capitalization Companies Risk. The earnings and prospects of mid- and small-capitalization sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid-and small-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

•	Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of an imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.inspireetf.com or by calling 877.658.9473.

Investment Adviser: Inspire Investing, LLC

Portfolio Managers: Darrell Jayroe, CFA®, Chief Investment Officer; Robert Netzly, Chief Executive Officer, and Tim Schwarzenberger, CFA®; have each served the Fund as a portfolio manager since it commenced operations.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the second market (the “bid-ask spread”). Because the Fund has only recently commenced investment operations, no information on the Fund’s net asset value, market price, premiums and discounts and bid-asks spreads is presented at this time. In the future, this information will be presented in this section of the Prospectus and on the Fund’s website at www.inspireetf.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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